UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       December 19, 2005
                                                 -------------------------------


                              Pharmion Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  000-50447                   84-1521333
          --------                  ---------                   ----------
(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)                Number)               Identification No.)


2525 28th Street, Boulder, Colorado                                80301
-----------------------------------                                -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         720-564-9100
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

                    On December 19, 2005, Pharmion GmbH, a limited liability
               company registered in Switzerland ("Pharmion GmbH") and a wholly-owned indirect subsidiary of Pharmion Corporation, a Delaware corporation (the "Company"), and GPC Biotech AG ("GPC Biotech"), entered into a Co-Development and License Agreement and a Supply Agreement.

               The Co-Development and License Agreement ("CDLA"):
               --------------------------------------------------

                    Pursuant to the CDLA, Pharmion GmbH acquired exclusive
               commercialization rights, including the right to develop, market and distribute, that certain platinum complex, af-bis(acetato)-b-ammine-cd-dichloro-e-(cyclohexylamine)platinum
               (IV), known commercially as satraplatin, in Europe, Turkey, the Middle East, Australia and New Zealand.

                    Pharmion GmbH will provide an upfront payment to GPC Biotech of $37.1 million, which includes an $18 million reimbursement for past satraplatin clinical development costs and a $19.1 million payment for the funding of certain clinical development activities to be conducted jointly by Pharmion GmbH and GPC Biotech. The parties will form a joint development committee to coordinate, evaluate and expedite global development activities for satraplatin in a variety of tumor types. The parties will share costs incurred in connection with global development activities conducted under a development plan agreed to by the parties, toward which Pharmion GmbH has made an additional commitment of approximately $22.2 million. In addition, Pharmion GmbH will pay GPC Biotech $30.5 million upon the achievement of initial regulatory filing and approval milestones, and $15 million for each subsequent regulatory approval for certain additional indications up to a maximum of $75 million for such approvals.

                    GPC Biotech will also receive royalties on sales of
               satraplatin by Pharmion GmbH in its territories at rates of 26 to 30 percent on annual sales up to $500 million, and 34 percent on annual sales over $500 million. Finally, Pharmion GmbH is obligated to pay GPC Biotech up to $105 million for achievement of significant annual sales milestones in the Pharmion GmbH territories. Pharmion GmbH and GPC Biotech will each lead regulatory and commercial activities relating to the promotion and sale of satraplatin in their respective territories.

                    During the term of the CDLA, the Company has agreed to
               maintain the financial viability of Pharmion GmbH, such that Pharmion GmbH will have sufficient funds available to satisfy its monetary obligations under the CDLA.

                    The CDLA terminates on a country by country basis on the
               last to occur of: (a) the date that sales of a generic product containing satraplatin by one or more third parties in a country in any six-month period exceed, on a per unit basis, a specified threshold amount of the entire market for products containing satraplatin in such country; (b) the last day of the defined royalty term in the GPC Biotech and Spectrum Pharmaceuticals, Inc. Co-Development and License Agreement, dated September 30, 2002, a redacted copy of which is on file with the United States Securities and Exchange Commission, as Exhibit 10.1 to GPC Biotech's Form F-1, dated June 9, 2004; (c) the expiration date in such country of the last to expire of any GPC Biotech patent or patent held jointly between the parties to the CDLA that includes at least one valid claim that would be infringed by the sale of satraplatin; and (d) expiration of any period of data, market or other regulatory exclusivity available in the Pharmion GmbH territory. Upon termination, Pharmion GmbH retains a non-exclusive, fully-paid, royalty-free license to continue the commercialization of satraplatin in the Pharmion GmbH territory.

               The Supply Agreement:
               ---------------------

                    Pursuant to the terms of the Supply Agreement, Pharmion GmbH has agreed to purchase 100 percent of its requirements for satraplatin from GPC Biotech, and GPC Biotech has agreed to manufacture and supply the requirements of Pharmion GmbH for, and maintain certain inventories of, satraplatin. Pricing is based upon 110 percent of the fully allocated cost of manufacture, subject to annual adjustment.

                    The parties will form a joint manufacturing committee to,
               among other things, oversee activities with respect to the manufacture of satraplatin, to coordinate regulatory activities relating to its manufacture and to establish work plans for analytical methods transfer.

               Press Release:
               --------------

                    A copy of the press release announcing the transaction
               described in this report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

               (c) Exhibits.
                   --------

               99.1    Press Release issued by the Company on December 20, 2005.

                    This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, discussion relative to markets for our products and trends in revenue, gross margins and anticipated expense levels, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect" and "intend" and other similar expressions. All statements regarding our expected financial position and operating results, business strategy, financing plans, forecast trends relating to our industry are forward-looking statements. These forward-looking statements are subject to business and economic risks and uncertainties, and our actual results of operations may differ materially from those contained in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those factors set forth under "Factors Affecting our Business Conditions" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. As a result, you should not place undue reliance on these forward-looking statements. We undertake no obligation to revise these forward-looking statements to reflect future events or developments.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PHARMION CORPORATION


Date:  December 22, 2005                By:  /s/ Erle T. Mast
                                            ------------------------------------
                                            Name: Erle T. Mast
                                            Title: Chief Financial Officer